                                                                ANNUAL REPORT TO
                                                       SHAREHOLDERS FOR THE YEAR
                                                         ENDED NOVEMBER 30, 1999


LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)

[LOGO]
Seeks to provide long-term growth

KEMPER
ASIAN GROWTH FUND

"... As the Asian recovery deepens, the market will likely differentiate between companies with improved fundamentals and those whose rebounds have been driven largely by the improvement in the region's macroeconomic outlook ...."


                                                             [KEMPER FUNDS LOGO]

CONTENTS
3
ECONOMIC OVERVIEW
5
PERFORMANCE UPDATE
8
LARGEST HOLDINGS
9
PORTFOLIO OF INVESTMENTS
15
FINANCIAL STATEMENTS
20
NOTES TO FINANCIAL STATEMENTS
25
REPORT OF INDEPENDENT AUDITORS
26
TAX INFORMATION


AT A GLANCE

ABOUT YOUR REPORT

 KEMPER ASIAN GROWTH FUND
 TOTAL RETURNS
 FOR THE YEAR ENDED NOVEMBER 30, 1999
 (UNADJUSTED FOR ANY SALES CHARGE)
[BAR GRAPH]


KEMPER ASIAN GROWTH FUND            KEMPER ASIAN GROWTH FUND       KEMPER ASIAN GROWTH FUND       LIPPER PACIFIC EX JAPAN FUNDS
CLASS A                                     CLASS B                         CLASS C                    CATEGORY AVERAGE*
------------------------            ------------------------       ------------------------       -----------------------------
48.80%                                       48.13%                          46.36%                           58.28%

RETURNS AND RANKINGS ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUES WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST.

*LIPPER ANALYTICAL SERVICES, INC. RETURNS AND RANKINGS ARE BASED UPON CHANGES IN NET ASSET VALUE WITH ALL DIVIDENDS REINVESTED AND DO NOT INCLUDE THE EFFECT OF SALES CHARGES; IF SALES CHARGES HAD BEEN INCLUDED, RESULTS MAY HAVE BEEN LESS FAVORABLE.

 NET ASSET VALUE

                                   AS OF      AS OF
                                  11/30/99   11/30/98
 .........................................................
    KEMPER ASIAN GROWTH FUND
    CLASS A                          $8.05      $5.41
 .........................................................
    KEMPER ASIAN GROWTH FUND
    CLASS B                          $7.91      $5.34
 .........................................................
    KEMPER ASIAN GROWTH FUND
    CLASS C                          $7.83      $5.35
 .........................................................

 KEMPER ASIAN GROWTH FUND
 RANKINGS AS OF 11/30/99

 COMPARED TO ALL OTHER FUNDS IN THE LIPPER PACIFIC EX JAPAN FUNDS CATEGORY*

                             CLASS A               CLASS B               CLASS C
 ...........................................................................................
    1-YEAR                    #57 of                #59 of                #63 of
                             84 Funds              84 Funds              84 funds
 ...........................................................................................
    3 YEAR                    #38 of                #42 of                #44 of
                             70 Funds              70 Funds              70 funds
 ...........................................................................................

THERE ARE SPECIAL RISK CONSIDERATIONS ASSOCIATED WITH INTERNATIONAL INVESTING, INCLUDING FLUCTUATING EXCHANGE RATES, GOVERNMENT REGULATIONS AND DIFFERENCES IN LIQUIDITY, WHICH MAY AFFECT THE VOLATILITY OF THE FUND.

TERMS TO KNOW

YOUR FUND'S STYLE

 MORNINGSTAR EQUITY STYLE BOX

[MORNINGSTAR EQUITY STYLE  Source: Morningstar, Inc. The Equity Style Box
BOX] placement is based on a fund's price-to-earnings and price-to-book ratios relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization.
                           PLEASE NOTE THAT STYLE BOXES DO NOT REPRESENT AN
                           EXACT ASSESSMENT OF RISK AND DO NOT REPRESENT
                           FUTURE PERFORMANCE. THE FUND'S PORTFOLIO CHANGES
                           FROM DAY TO DAY. A LONGER-TERM VIEW IS
                           REPRESENTED BY THE FUND'S MORNINGSTAR CATEGORY,
                           WHICH IS BASED ON ITS ACTUAL INVESTMENT STYLE AS
                           MEASURED BY ITS UNDERLYING PORTFOLIO HOLDINGS
                           OVER THE PAST THREE YEARS. MORNINGSTAR HAS PLACED
                           KEMPER ASIAN GROWTH FUND IN THE PACIFIC/ASIA
                           EX-JAPAN STOCK CATEGORY. PLEASE CONSULT THE
                           PROSPECTUS FOR A DESCRIPTION OF INVESTMENT
                           POLICIES.

LIQUIDITY The ease with which an investment or an asset can be converted into cash within a reasonably short period of time.

MACROECONOMICS The analysis of a nation's economy as a whole, using such aggregate data as price levels, unemployment, inflation and industrial production.

FUNDAMENTAL RESEARCH Analysis of companies based on the projected impact of management, products, sales, and earnings on balance sheets and income statements. It is distinct from technical analysis, which evaluates the attractiveness of a stock based on historical price and trading volume movements, rather than the financial results of the underlying company.

SCUDDER KEMPER INVESTMENTS, THE INVESTMENT MANAGER FOR KEMPER FUNDS, IS ONE OF THE LARGEST AND MOST EXPERIENCED INVESTMENT MANAGEMENT ORGANIZATIONS IN THE WORLD, MANAGING MORE THAN $290 BILLION IN ASSETS FOR INSTITUTIONAL AND CORPORATE CLIENTS, RETIREMENT AND PENSION PLANS, INSURANCE COMPANIES, MUTUAL FUND INVESTORS AND INDIVIDUALS. SCUDDER KEMPER INVESTMENTS OFFERS A FULL RANGE OF INVESTMENT COUNSEL AND ASSET MANAGEMENT CAPABILITIES BASED ON A COMBINATION OF PROPRIETARY RESEARCH AND DISCIPLINED, LONG-TERM INVESTMENT STRATEGIES.

ECONOMIC OVERVIEW

DEAR KEMPER FUNDS SHAREHOLDER:

  The end of the metaphorical millennium, it turns out, was not a disaster. Instead, it was an excuse to party. And why not? As our technological revolution gained critical mass, its vast potential came into better focus. Capital spending on information technology didn't slow down; it accelerated. Inflation remained dormant. The budget surplus nearly doubled, with the promise of oceans of black ink yet to come. Even the government delivered good news: Its statisticians toyed with the national accounts to reveal a more productive economy. It's no wonder the prevailing sentiment could be summed up with the quintessentially American yelp of glee: Yahoo!

  Now, with the potential Y2K crisis seemingly averted, the question hanging over the economy is whether the Federal Reserve Board will boost interest rates to soak up extra liquidity caused by its pre-Y2K infusion of cash into the economy. And unfortunately, all parties end. This one will, too. The questions are when and how.

  The "when" should be before the second half of the year. The Fed has already raised interest rates three times, and is likely to raise them again on Feb. 2. Fed officials said they left the rate at 5.5 percent in December mainly because of "market uncertainties associated with the century-date change." But the Fed expressed concern that "increases in demand" will foster "inflationary imbalances" that could spark rate increases once the Y2K issue has been handled.

  Although some investors have expressed fear that the Fed's sucking cash out of banks will jolt the financial system (causing some stock indexes, as well as the bond markets, to drop sharply in early January), the "how" is likely to be a slow winding down, thanks to persistent low inflation.

  Yes, some prices are higher: Filling up the SUV's gas tank definitely costs more. But the rate of inflation for non-energy goods and services has actually slowed during the past year. Although most analysts are worried that the reprieve won't last -- assuming that higher commodity prices, a softer dollar and the scarcity of skilled workers will show up as higher prices at the checkout counter -- we'd turn that worry on its head. If inflation hasn't accelerated after three years of over 4-percent gross domestic product (GDP) growth and an unprecedented credit explosion, prices aren't likely to increase if growth slows and lenders get stingier.

  More good news stems from the technological investment boom. While executives have pared capital budgets in traditional areas such as industrial machinery and buildings, they've boosted outlays on computers and software. Thanks to the sheer force of technology spending, overall business investment has grown two to four times as fast as GDP in every year since 1993. And that expansion should continue, with more than 20 percent growth likely in high-tech through 2000 and even beyond. And technology hurts inflation. It saves on labor and inventory, increases capacity, creates new competitors, cuts out middlemen, gives shoppers comparative price information and enables global auctions.

  Our outlook is for inflation to stay centered around 2 percent, and we expect the Fed to raise the federal funds rate and the discount rate by one quarter of a point (0.25%) each on Feb. 2. (More extreme possibilities bandied about by bearish investors -- including a half-point rise or an emergency move before the Fed's February meeting -- are unlikely.) We project that the result will be a gentle slowing of growth from 4 percent in 1999 to around 3.5 percent in 2000 and just under 2.5 percent in 2001.

  Despite this positive outlook, the rowdiness of Y2K preparations and celebration should be sufficient to show us that risks exist in today's markets and remind us that we could be in for a serious hangover.

  The prospect of sparkling growth with no inflation has excited equity investors, but there's a catch: declining corporate pricing power. If companies don't have the ability to increase prices, profit growth will decline -- and it's already happening. For the five years ending in June 1999, S&P 500 operating earnings averaged 9 percent, two and a half percentage points per year slower than analysts had predicted. Profits did recover strongly in the second half of 1999, but we suspect that they will soon sputter again. And the economy's newfound productivity won't change the rules and allow companies to make money even if they can't raise prices. Productivity gains do produce a windfall, but historically customers and employees have grabbed the lion's share. Web sites and dot.coms haven't changed this

 ECONOMIC OVERVIEW

 ECONOMIC GUIDEPOSTS

   ECONOMIC ACTIVITY IS A KEY INFLUENCE ON INVESTMENT PERFORMANCE AND SHAREHOLDER DECISION-MAKING. PERIODS OF RECESSION OR BOOM, INFLATION OR DEFLATION, CREDIT EXPANSION OR CREDIT CRUNCH HAVE A SIGNIFICANT IMPACT ON MUTUAL FUND PERFORMANCE.
       THE FOLLOWING ARE SOME SIGNIFICANT ECONOMIC GUIDEPOSTS AND THEIR INVESTMENT RATIONALE THAT MAY HELP YOUR INVESTMENT DECISION-MAKING. THE 10-YEAR TREASURY RATE AND THE PRIME RATE ARE PREVAILING INTEREST RATES. THE OTHER DATA REPORT YEAR-TO-YEAR PERCENTAGE CHANGES.
   [BAR GRAPH]

                                           NOW (12/31/99)          6 MONTHS AGO            1 YEAR AGO            2 YEARS AGO
                                           --------------          ------------            ----------            -----------
10-year Treasury rate (1)                       6.00                   5.50                   4.80                   5.90
Prime rate (2)                                  8.50                   7.75                   8.00                   8.50
Inflation rate (3)*                             2.60                   2.30                   1.50                   2.00
The U.S. dollar (4)                             -0.7                   -0.9                   1.20                   9.40
Capital goods orders (5)*                      12.60                   2.50                   -0.6                   6.40
Industrial production (5)*                      3.30                   2.90                   3.50                   6.90
Employment growth (6)                           2.10                   2.10                   2.30                   2.70

(1) FALLING INTEREST RATES IN RECENT YEARS HAVE BEEN A BIG PLUS FOR FINANCIAL ASSETS.
(2) THE INTEREST RATE THAT COMMERCIAL LENDERS CHARGE THEIR BEST BORROWERS.
(3) INFLATION REDUCES AN INVESTOR'S REAL RETURN. IN THE LAST FIVE YEARS, INFLATION HAS BEEN AS HIGH AS 6 PERCENT. THE LOW, MODERATE INFLATION OF THE LAST FEW YEARS HAS MEANT HIGH REAL RETURNS.
(4) CHANGES IN THE EXCHANGE VALUE OF THE DOLLAR IMPACT U.S. EXPORTERS AND THE VALUE OF U.S. FIRMS' FOREIGN PROFITS.
(5) THESE INFLUENCE CORPORATE PROFITS AND EQUITY PERFORMANCE.
(6) AN INFLUENCE ON FAMILY INCOME AND RETAIL SALES.
*DATA AS OF 11/30/99.

SOURCE: ECONOMICS DEPARTMENT, SCUDDER KEMPER INVESTMENTS, INC.


one iota. As a result, we expect profits to be virtually flat in all of 2000 and to decline as the economy slows in 2001.

  Debt is another drink that could bring on future headaches. America has been swigging it in prodigious amounts. Companies have borrowed heavily to fund mergers, share buybacks and new investments. Homeowners have increased their debt with new home equity loans and bigger mortgages. Financial institutions have issued record amounts of new paper to fund aggressive growth. There's no hard and fast rule for determining if the debt America is taking on is too much, but warning bells should sound when debt grows by orders of magnitude faster than necessary to fund economic activity. That happened in 1985 and 1986, when excess credit created a commercial real estate bubble and funded dubious leveraged buyouts with suspect junk bonds, and it's happening again now. Both the commercial real estate and the high yield markets took years to recover. Today, the sheer size of the excesses could make the "morning after" even more painful.

  The end result: Given the continuing thrust of growth from the technological revolution, an improving world economy and the Fed's experience and skill, 2000 could turn out to be a good year. But it's highly unlikely to be as good a year as 1999.

  Thank you for your continued support. We appreciate the opportunity to serve your investment needs.

Sincerely,

Scudder Kemper Investments Economics Group

THE INFORMATION CONTAINED IN THIS PIECE HAS BEEN TAKEN FROM SOURCES BELIEVED TO BE RELIABLE, BUT THE ACCURACY OF THE INFORMATION IS NOT GUARANTEED. THE OPINIONS AND FORECASTS EXPRESSED ARE THOSE OF THE ECONOMIC ADVISORS OF SCUDDER KEMPER INVESTMENTS, INC. AS OF JANUARY 6, 2000, AND MAY NOT ACTUALLY COME TO PASS. THIS INFORMATION IS SUBJECT TO CHANGE. NO PART OF THIS MATERIAL IS INTENDED AS AN INVESTMENT RECOMMENDATION.

TO OBTAIN A KEMPER FUNDS PROSPECTUS, DOWNLOAD ONE FROM WWW.KEMPER.COM, TALK TO YOUR FINANCIAL REPRESENTATIVE OR CALL SHAREHOLDER SERVICES AT (800) 621-1048. THE PROSPECTUS CONTAINS MORE COMPLETE INFORMATION, INCLUDING MANAGEMENT FEES AND EXPENSES. PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

PERFORMANCE UPDATE

[SIEH PHOTO]

LEAD PORTFOLIO MANAGER TIEN-YU SIEH JOINED SCUDDER KEMPER INVESTMENTS, INC. IN 1996. HE SERVES AS MANAGER OF KEMPER ASIAN GROWTH FUND, SCUDDER PACIFIC OPPORTUNITIES FUND AND SEVERAL PACIFIC BASIN INSTITUTIONAL ACCOUNTS. SIEH CAME ABOARD AS A RESEARCH ANALYST FOR THE GREATER CHINA REGION, INCLUDING HONG KONG, TAIWAN, SINGAPORE AND THE PEOPLES' REPUBLIC OF CHINA. PREVIOUSLY, SIEH WORKED AS A SENIOR OFFICER FOR THE SINGAPORE ECONOMICS DEVELOPMENT BOARD.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS.

FOR THE 12-MONTH PERIOD ENDING NOVEMBER 30, 1999, KEMPER ASIAN GROWTH FUND CONFRONTED SIGNIFICANT VOLATILITY IN A REGION THAT STRUGGLED AMID LINGERING CURRENCY AND POLITICAL CONCERNS DURING THE FIRST HALF OF THE FISCAL YEAR, ONLY TO REBOUND DRAMATICALLY IN THE LATTER HALF. LEAD PORTFOLIO MANAGER TIEN-YU SIEH DISCUSSES HIS MANAGEMENT OF THE FUND AGAINST THIS INTRIGUING BACKDROP.

Q     AFTER STAGING QUITE A COMEBACK OVER THE PAST YEAR, THE ASIAN MARKETS HAVE
SLOWED DOWN SOMEWHAT IN RECENT MONTHS. WHAT HAS BEEN THE CAUSE OF THIS?

A     The dramatic performance of Asian markets early on in the fiscal year reflected the improved fundamentals of the region as well as liquidity (see Terms To Know on page 2) considerations. When the world's major central banks cut interest rates in the wake of last autumn's financial crisis, they unleashed a flow of liquidity that eventually reached emerging-market equities. Asia, which had been depressed for months due to the regional crisis that began in 1997, benefited from huge inflows of investment capital. As the region's stock market took off, even low-quality, debt-ridden names were taken along for the ride. All this lost steam by the third calendar quarter, however; the softness in the Asian markets reflected a consolidation, and perhaps even a reevaluation, of the consensus view of the Asian economic recovery.

      Throughout the fiscal year, three of the strongest-performing markets of the second quarter -- Korea, Indonesia and Thailand -- gave up some of their strong gains. Investors were significantly rattled by the announcement that Korean financial conglomerate Daewoo had defaulted on roughly $57 billion of debt. While Daewoo's announcement caused short-term disruptions in the market, we believe that it will ultimately fuel and accelerate Korea's financial reform process. Investors were also spooked by the earthquake in Taiwan, which threatened to disrupt the supply chain of the global technology industry. These fears have proven overblown, since the earthquake appears to have had less impact on the country's economy than was first anticipated. Once these concerns dissipated in October and November, the Asian markets again picked up steam along with the rest of the global markets.

      We believe that the spotty third-quarter performance of Asian equities reflects investors' return to the fundamentals of stock picking, in contrast to the liquidity-driven gains of the first half of the year. As the Asian recovery deepens, the market will likely differentiate between companies with improved fundamentals and those whose rebounds have been driven largely by the improvement in the region's macroeconomic (see Terms To Know on page 2) outlook. We feel that this shift plays into our strength of bottom-up stock picking, which should provide a sound platform for strong fund performance going forward.

Q     IS THE LONG-TERM BACKDROP FOR THE REGION STILL POSITIVE?

A     In our view, absolutely. Looking past the short-term volatility, we feel that the process of economic recovery is still in its early stages, and the fundamental upside that lies ahead is significant enough to justify potentially impressive gains in these markets for years to come. Improving macroeconomic fundamentals should provide a stronger

PERFORMANCE UPDATE

base for growth and overall demand across the region, and the combination of a stronger Japanese economy, domestic structural reform and improving consumer confidence should lead to surprises in both macroeconomic indicators and corporate-earnings growth in the coming year. This, in turn, should result in a greater flow of capital into the region, thereby helping companies establish a stronger foundation for the future. We anticipate that this virtuous cycle will help reestablish the Asian economy and lay the groundwork for more sustained economic growth in the years ahead.

Q     HOW DID KEMPER ASIAN GROWTH FUND PERFORM IN THIS ENVIRONMENT?

A     For the 12-month period ended November 30, 1999, the fund returned 48.80 percent (Class A shares unadjusted for any sales charge), which trailed the
55.49 percent return of its managed benchmark, the MSCI AC Asia Free ex Japan index, for the same period. We believe that the fund's underperformance can be attributed to our focus on high-quality companies in a market where many of the lower-quality names tended to post the best performance. We view this as a short-term anomaly and are confident that over time our focus on financially sound, well-run companies is a good investment decision.

Q     HOW IS THE PORTFOLIO POSITIONED RIGHT NOW?

A     As always, we continue to use in-depth, bottom-up fundamental research
(see Terms To Know on page 2) and on-the-ground experience to find companies that have taken the initiative to improve their competitive positions. We continue to utilize a careful stock-selection process that focuses on fast-growing companies with superior management teams, dominant market positions, clear competitive advantages, high or improving returns on equity, strong balance sheets and catalysts for positive change. We expect that as the Asian recovery deepens, the difference between these companies and others whose share prices have simply rebounded in line with the improvement in the macroeconomic outlook will become increasingly clear.

      The fund is heavily weighted in the electronics sector and in selected cyclical companies. Our outlook is positive on the global demand for personal computers, semiconductor-related products and telecommunications equipment, and many companies in northern Asia are well positioned to cater to that demand. We believe that Korea's Samsung Electronics and Taiwan Semiconductor are two of the best in this industry. We also continue to favor contract manufacturers such as Precision out of Taiwan, in addition to JIT Holdings and Natsteel Electronics of Singapore. All of these companies' client lists include international blue-chip technology firms. In the cyclical sector, we remain very positive on petrochemical companies, such as Shanghai Petrochemical.

      We are also finding some very interesting opportunities in the banking sector. There are significant changes taking place among Asia's banks, particularly the larger institutions in some of the more progressive economies such as Hong Kong, Singapore, Taiwan and, to some degree, Korea. Specifically, we are encouraged by the fact that bank management is becoming more rational. The old model of Asian banking focused on lending to corporations at the expense of the consumer, a practice that was fueled by "crony capitalism" and served only to stifle economic growth and facilitate the creation of industrial overcapacity. Today, however, the leading banks are focusing on consumers, a group that is now being viewed as a better risk. We believe that this new business mix will act as a catalyst not just for improved financial-sector earnings, but also for stronger growth in the region as a whole. Our holdings are concentrated in larger regional banks that possess high-quality management teams and low levels of nonperforming loans. Larger banks also tend to adhere more closely to international standards, and they stand to benefit from both economies of scale and the ability to invest heavily in information technology. We believe that the concurrent growth of the region's economy and its largest banks will be a powerful theme in the years ahead.

Q     WHAT IS YOUR OUTLOOK FROM HERE?

A     We see three catalysts for long-term gains in the Asian markets. First, stock prices should benefit from the continued improvement in corporate earnings that will likely be sparked by further economic growth and corporate restructuring. Second, we feel that there is more room for the expansion of the earnings multiples as more enlightened management practices are designed to improve resource allocation and hence provide more potent returns to shareholders. Finally, we believe that the growth in the usage of technology and the Internet will facilitate substantial gains in productivity over time.

      As these processes move forward, it is reasonable to expect continued market volatility. There will be times when expectations overshoot reality, and there will be periods of consolidation. Over time, however, we believe the direction of the region's fundamentals will be upward, and this trend should ultimately be reflected in the long-term performance of stock prices.

PERFORMANCE UPDATE

 AVERAGE ANNUAL TOTAL RETURNS*

 FOR PERIODS ENDED NOVEMBER 30, 1999 (ADJUSTED FOR THE MAXIMUM SALES CHARGE)

                                                                    LIFE OF
                                                  1-YEAR   3-YEAR    CLASS
---------------------------------------------------------------------------------------------------
    KEMPER ASIAN GROWTH FUND CLASS A              40.24%   -8.55%    -6.62%    (since 10/21/96)
 ...................................................................................................
    KEMPER ASIAN GROWTH FUND CLASS B              45.13    -8.16     -6.26     (since 10/21/96)
 ...................................................................................................
    KEMPER ASIAN GROWTH FUND CLASS C              46.36    -7.84     -5.94     (since 10/21/96)
 ...................................................................................................

KEMPER ASIAN GROWTH FUND CLASS A
Growth of an assumed $10,000 investment in Class A shares from 10/31/96 to 11/30/99
[ASIAN GROWTH FUND CLASS A LINE GRAPH]

                                                   KEMPER ASIAN GROWTH        MSCI AC FAR EAST FREE       THE STANDARD & POOR'S
                                                      FUND CLASS A(1)            EX-JAPAN INDEX(+)          500 STOCK INDEX(++)
                                                   -------------------        ---------------------       ---------------------
10/31/96                                                 9422.00                    10000.00                    10000.00
                                                        10060.00                    10381.00                    10503.00
6/30/97                                                 10110.00                    10814.00                    12550.00
                                                         6579.00                     6145.00                    13760.00
6/30/98                                                  4803.00                     4580.00                    16077.00
                                                         5328.00                     5766.00                    17429.00
                                                         7265.00                     8647.00                    19464.00
11/30/99                                                 8123.00                     8951.00                    19696.00

KEMPER ASIAN GROWTH FUND CLASS B
Growth of an assumed $10,000 investment in Class B shares from 10/31/96 to 11/30/99
[ASIAN GROWTH FUND CLASS B LINE GRAPH]

                                                   KEMPER ASIAN GROWTH        MSCI AC FAR EAST FREE       THE STANDARD & POOR'S
                                                      FUND CLASS B(1)            EX-JAPAN INDEX(+)          500 STOCK INDEX(++)
                                                   -------------------        ---------------------       ---------------------
10/31/96                                                10000.00                    10000.00                    10000.00
                                                        10667.00                    10381.00                    10503.00
6/30/97                                                 10677.00                    10814.00                    12550.00
                                                         6906.00                     6145.00                    13760.00
6/30/98                                                  4996.00                     4580.00                    16077.00
                                                         5527.00                     5766.00                    17429.00
                                                         7500.00                     8647.00                    19464.00
11/30/99                                                 8227.00                     8951.00                    19696.00

KEMPER ASIAN GROWTH FUND CLASS C
Growth of an assumed $10,000 investment in Class C shares from 10/31/96 to 11/30/99
[ASIAN GROWTH FUND CLASS C LINE GRAPH]

                                                   KEMPER ASIAN GROWTH        MSCI AC FAR EAST FREE       THE STANDARD & POOR'S
                                                      FUND CLASS C(1)            EX-JAPAN INDEX(+)          500 STOCK INDEX(++)
                                                   -------------------        ---------------------       ---------------------
10/31/96                                                10000.00                    10000.00                    10000.00
                                                        10677.00                    10381.00                    10503.00
6/30/97                                                 10698.00                    10814.00                    12550.00
                                                         6929.00                     6145.00                    13760.00
6/30/98                                                  5008.00                     4580.00                    16077.00
                                                         5539.00                     5766.00                    17429.00
                                                         7459.00                     8647.00                    19464.00
11/30/99                                                 8308.00                     8951.00                    19696.00

  PAST PERFORMANCE IS NOT A GUARANTEE OF
  FUTURE RESULTS. INVESTMENT RETURNS AND
  PRINCIPAL VALUE WILL FLUCTUATE SO THAT
  SHARES, WHEN REDEEMED, MAY BE WORTH
  MORE OR LESS THAN ORIGINAL COST.

   *AVERAGE ANNUAL TOTAL RETURN AND TOTAL
    RETURN MEASURE NET INVESTMENT INCOME
    AND CAPITAL GAIN OR LOSS FROM PORTFOLIO
    INVESTMENTS OVER THE PERIODS SPECIFIED,
    ASSUMING REINVESTMENT OF ALL DIVIDENDS
    AND, WHERE INDICATED, ADJUSTMENT FOR
    THE MAXIMUM SALES CHARGE. THE MAXIMUM
    SALES CHARGE FOR CLASS A SHARES IS
    5.75%. FOR CLASS B SHARES, THE MAXIMUM
    CONTINGENT DEFERRED SALES CHARGE (CDSC)
    IS 4%. CLASS C SHARES HAVE NO SALES
    CHARGE ADJUSTMENT, BUT REDEMPTIONS
    WITHIN ONE YEAR OF PURCHASE MAY BE
    SUBJECT TO A CONTINGENT DEFERRED SALES
    CHARGE OF 1%. SHARE CLASSES INVEST IN
    THE SAME UNDERLYING PORTFOLIO. AVERAGE
    ANNUAL TOTAL RETURN REFLECTS ANNUALIZED
    CHANGE, WHILE TOTAL RETURN REFLECTS
    AGGREGATE CHANGE. DURING THE PERIODS
    NOTED, SECURITIES PRICES FLUCTUATED.
    FOR ADDITIONAL INFORMATION, SEE THE
    PROSPECTUS AND STATEMENT OF ADDITIONAL
    INFORMATION AND THE FINANCIAL
    HIGHLIGHTS AT THE END OF THIS REPORT.

  (1)PERFORMANCE INCLUDES REINVESTMENT OF
     DIVIDENDS AND ADJUSTMENT FOR THE
     MAXIMUM SALES CHARGE FOR CLASS A
     SHARES AND THE CDSC IN EFFECT AT THE
     END OF THE PERIOD FOR CLASS B SHARES.
     IN COMPARING KEMPER ASIAN GROWTH FUND
     CLASS A SHARES TO THE MSCI AC
     COMBINED FAR EAST FREE EX-JAPAN INDEX
     AND THE STANDARD & POOR'S 500 STOCK
     INDEX, YOU SHOULD ALSO NOTE THAT THE
     FUND'S PERFORMANCE REFLECTS THE
     MAXIMUM SALES CHARGE, WHILE NO SUCH
     CHARGE IS REFLECTED IN THE
     PERFORMANCE OF THE INDICES.

  (+)THE MSCI AC COMBINED FAR EAST FREE
     EX-JAPAN INDEX (MORGAN STANLEY CAPITAL
     INTERNATIONAL INDEX) IS AN UNMANAGED
     INDEX GENERALLY ACCEPTED AS A BENCHMARK
     FOR MAJOR FAR EASTERN MARKETS. SOURCE
     IS LIPPER ANALYTICAL SERVICES, INC.

 (++)THE STANDARD & POOR'S 500 STOCK INDEX
     IS AN UNMANAGED INDEX GENERALLY
     REPRESENTATIVE OF THE U.S. STOCK
     MARKET. SOURCE IS WIESENBERGER.

LARGEST HOLDINGS

KEMPER ASIAN GROWTH FUND'S 15 LARGEST HOLDINGS
Representing 37.6 percent of the fund's total Market value on November 30, 1999

--------------------------------------------------------------------------------------------------
               COMPANY                                                COUNTRY              PERCENT
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
1.             SAMSUNG ELECTRONICS                                    Korea                  4.5%
--------------------------------------------------------------------------------------------------
2.             S.K. TELECOM                                           Korea                  3.4%
--------------------------------------------------------------------------------------------------
3.             UNITED MICROELECTRONICS                                Taiwan                 2.9%
--------------------------------------------------------------------------------------------------
4.             TAIWAN SEMICONDUCTOR                                   Taiwan                 2.7%
--------------------------------------------------------------------------------------------------
5.             DBS GROUP HOLDINGS                                     Singapore              2.5%
--------------------------------------------------------------------------------------------------
6.             LI & FUNG LTD                                          Hong Kong              2.5%
--------------------------------------------------------------------------------------------------
7.             LEGEND HOLDINGS                                        Hong Kong              2.5%
--------------------------------------------------------------------------------------------------
8.             HUTCHISON WHAMPOA                                      Hong Kong              2.5%
--------------------------------------------------------------------------------------------------
9.             FAR EASTERN TEXTILE                                    Taiwan                 2.4%
--------------------------------------------------------------------------------------------------
10.            KOREA DATA SYSTEMS                                     Korea                  2.4%
--------------------------------------------------------------------------------------------------
11.            DAO HONG BANK GROUP                                    Hong Kong              2.1%
--------------------------------------------------------------------------------------------------
12.            KOREA TELECOM                                          Korea                  2.0%
--------------------------------------------------------------------------------------------------
13.            PRESIDENT CHAIN STORE                                  Taiwan                 1.8%
--------------------------------------------------------------------------------------------------
14.            ASUSTEK COMPUTER                                       Taiwan                 1.7%
--------------------------------------------------------------------------------------------------
15.            KOOKMIN BANK                                           Korea                  1.7%
--------------------------------------------------------------------------------------------------

*The fund's holdings are subject to change.

PORTFOLIO OF INVESTMENTS

KEMPER ASIAN GROWTH FUND
Portfolio of Investments at November 30, 1999
(DOLLARS IN THOUSANDS)

-------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS                                                                              NUMBER OF SHARES    VALUE
-------------------------------------------------------------------------------------------------------------------------
AUSTRALIA--1.6%
                                              Austar United Communications Ltd.*
                                                (PROVIDER OF CABLE TELEVISION SERVICES)          41,720       $   154
                                              Broken Hill Proprietary Co., Ltd.
                                                (PETROLEUM, MINERAL AND STEEL EXPLORATION
                                                PRODUCTION)                                       9,200           101
                                              Cable & Wireless Optus Ltd.
                                                (PROVIDER OF TELECOMMUNICATION SERVICES)         41,300           108
                                              ---------------------------------------------------------------------------
                                                                                                                  363
-------------------------------------------------------------------------------------------------------------------------
CHINA--1.2%
                                              Shanghai Petrochemical Co., Ltd.
                                                (MANUFACTURER OF PETROCHEMICAL AND
                                                PETROLEUM PRODUCTS)                           1,543,000           280
                                              ---------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
HONG KONG--24.7%
                                              ASM Pacific Technology Ltd.
                                                (MANUFACTURER OF MACHINERY FOR THE
                                                PRODUCTION OF SEMICONDUCTORS)                   150,000           240
                                              AXA China/Region Ltd.
                                                (INSURANCE COMPANY)                             162,000           146
                                              Cheung Kong Holdings Ltd.
                                                (REAL ESTATE COMPANY)                            35,000           394
                                              China Telecom Ltd.*
                                                (PROVIDER OF TELECOMMUNICATION SERVICES)         32,000           171
                                              Citic Pacific Ltd.
                                                (DIVERSIFIED HOLDING COMPANY)                    64,000           173
                                              Dah Sing Financial Group
                                                (PROVIDER OF BANKING SERVICES AND
                                                PROPERTY INVESTMENT)                             33,400           142
                                              Dao Heng Bank Group Ltd. Bank                      83,000           473
                                              Esprit Holdings Ltd.*
                                                (DESIGNER AND MANUFACTURER OF HIGH
                                                QUALITY FASHION PRODUCTS)                       193,000           195
                                              Giordano International Ltd.
                                                (RETAILER OF CASUAL APPAREL)                    219,000           219
                                              Guangdong Kelon Electric Holdings Co., Ltd.
                                                (REFRIGERATOR MANUFACTURER)                      24,000            21
                                              Hengan International Group Co. Ltd.
                                                (MANUFACTURER AND SELLER OF PERSONAL
                                                HYGIENE PRODUCTS)                               329,000            90
                                              Hutchison Whampoa, Ltd.
                                                (DIVERSIFIED INVESTMENT HOLDING COMPANY)         46,000           567
                                              Johnson Electric Holdings Ltd.
                                                (MANUFACTURER OF MICRO MOTORS)                   38,500           274
                                              Legend Holdings Ltd.
                                                (MANUFACTURER OF COMPUTERS AND
                                                RELATED PRODUCTS)                               244,000           569
                                              Li & Fung Ltd.
                                                (EXPORTER OF CONSUMER PRODUCTS)                 252,000           579
                                              New World Development Co., Ltd.
                                                (PROPERTY INVESTMENT AND
                                                DEVELOPMENT COMPANY)                             73,172           145
                                              New World Infrastructure Ltd.*
                                                (INVESTMENT IN AND OPERATION OF
                                                INFRASTRUCTURE PROJECTS)                         64,200            72
                                              SmarTone Telecommunications Holdings Ltd.
                                                (PROVIDER OF TELECOMMUNICATION SERVICES)         55,000           270


    The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

-------------------------------------------------------------------------------------------------------------------------
                                                                                           NUMBER OF SHARES    VALUE
-------------------------------------------------------------------------------------------------------------------------
                                              Sun Hung Kai Properties Ltd.
                                                (REAL ESTATE DEVELOPER AND
                                                FINANCE COMPANY)                                 17,000       $   155
                                              TCL International Holdings Ltd.*
                                                (MANUFACTURER OF ELECTRONIC PRODUCTS)           418,000           144
                                              Timeless Software Ltd.
                                                (PROVIDER OF COMPUTER SOFTWARE SERVICES)        175,000           116
                                              Yizheng Chemical Fibre Co., Ltd. H*
                                                (MANUFACTURER AND DISTRIBUTOR OF
                                                POLYESTER CHIPS AND STABLE FIBERS)            1,144,000           324
                                              Yue Yuen Industrial Holdings
                                                (MANUFACTURER AND MARKETER OF ATHLETIC
                                                AND OUTDOOR FOOTWEAR)                            67,000           168
                                              I-Cable Communications Ltd. (ADR)*
                                                (OPERATOR OF CABLE TELEVISION SYSTEMS)            1,600            48
                                              ---------------------------------------------------------------------------
                                                                                                                5,695
-------------------------------------------------------------------------------------------------------------------------
INDIA--8.2%
                                              Cipla Ltd.(b)
                                                (MANUFACTURER OF FINE CHEMICALS AND
                                                PHARMACEUTICALS)                                  5,300           199
                                              Hero Honda Motors Ltd.(b)
                                                (MANUFACTURER OF MOTORIZED TWO WHEELERS)          3,600            90
                                              Hindustan Lever Ltd.(b)
                                                (MANUFACTURER OF CONSUMER PRODUCTS)               3,100           163
                                              ICICI Ltd. (ADR)*
                                                (VENTURE CAPITAL FIRM)                           19,600           218
                                              Infosys Technologies Ltd.(b)
                                                (FINANCIAL AND INDUSTRIAL SOFTWARE
                                                DEVELOPER)                                        1,000           213
                                              NIIT Ltd.(b)
                                                (DESIGNER AND DISTRIBUTOR OF
                                                COMPUTER SOFTWARE)                                5,000           271
                                              Ranbaxy Laboratories, Ltd.(b)
                                                (MANUFACTURER AND DISTRIBUTOR OF
                                                PHARMACEUTICAL PRODUCTS)                          9,800           224
                                              Satyam Computer Services, Ltd.(b)
                                                (PROVIDER OF SOFTWARE SERVICES)                   7,500           331
                                              State Bank of India(b)
                                                (BANK)                                           31,900           172
                                              ---------------------------------------------------------------------------
                                                                                                                1,881
-------------------------------------------------------------------------------------------------------------------------
INDONESIA--1.3%
                                              Hindalco Industries Ltd.(b)
                                                (MANUFACTURER OF ALUMINUM)                        8,500           167
                                              PT Indo-Rama Synthetics Tbk
                                                (PRODUCER OF POLYESTER YARN, FIBER
                                                AND FABRIC)                                     315,000            60
                                              PT Indofood Sukses Makmur Tbk (MANUFACTURER
                                                OF FOOD PRODUCTS)                                33,000            36
                                              PT Indosat (ADR)
                                                (INTERNATIONAL TELECOMMUNICATION
                                                SERVICES)                                         3,400            47
                                              ---------------------------------------------------------------------------
                                                                                                                  310
-------------------------------------------------------------------------------------------------------------------------
KOREA--24.1%
                                              Dacom Corp.*
                                                (PROVIDER OF DOMESTIC LONG-DISTANCE AND
                                                INTERNET SERVICES)                                1,080           270
                                              Honam Petrochemical Corp.
                                                (CHEMICAL MANUFACTURER)                          11,510           214
                                              Housing & Commercial Bank*
                                                (BANK)                                           13,790           387
                                              Kookmin Bank
                                                (COMMERCIAL BANK)                                23,748           395



    The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

-------------------------------------------------------------------------------------------------------------------------
                                                                                           NUMBER OF SHARES    VALUE
-------------------------------------------------------------------------------------------------------------------------
                                              Korea Data System
                                                (MANUFACTURER OF COMPUTER MONITORS)              28,574       $   557
                                              Korea Telecom Corp. (ADR)*
                                                (PROVIDER OF TELECOMMUNICATION SERVICES)          8,800           466
                                              Medison Co., Ltd.
                                                (PRODUCER OF MEDICAL EQUIPMENT)                   5,870            72
                                              Pohang Iron & Steel Co., Ltd.(b)
                                                (STEEL PRODUCER)                                  2,080           282
                                              SK Telecom Co., Ltd.
                                                (PROVIDER OF MOBILE
                                                TELECOMMUNICATION SERVICES)                         340           786
                                              Samsung Corp., Ltd.
                                                (TRADING COMPANY)                                13,570           282
                                              Samsung Display Devices Co. (GDR)*
                                                (MANUFACTURER OF CATHODE RAY TUBES)              10,600           143
                                              Samsung Electro-Mechanics Co.
                                                (MANUFACTURER OF PRECISION AND ELECTRONIC
                                                PARTS)                                            3,470           269
                                              Samsung Electronics Co.
                                                (ELECTRONICS MANUFACTURER)                        5,037         1,043
                                              Samsung Securities Co., Ltd.
                                                (PROVIDER OF BROKERAGE, INVESTMENT AND
                                                UNDERWRITING SERVICES)                            7,857           321
                                              Shinhan Bank (GDR)*
                                                (BANK)                                            3,400            76
                                              ---------------------------------------------------------------------------
                                                                                                                5,563
-------------------------------------------------------------------------------------------------------------------------
MALAYSIA--1.0%
                                              Unisem (M) Berhad
                                                (MANUFACTURER OF SEMICONDUCTORS)                 45,000           230
                                              ---------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
PAPUA NEW GUINEA--.7%
                                              Oil Search Ltd.*
                                                (OIL AND GAS EXPLORATION AND PRODUCTION)         86,000           113
                                              Orogen Minerals Ltd.
                                                (INVESTMENT COMPANY WITH CONTROLLING
                                                INTEREST IN PAPUA NEW GUINEA GOLD AND OIL
                                                COMPANIES)                                       52,200            57
                                              ---------------------------------------------------------------------------
                                                                                                                  170
-------------------------------------------------------------------------------------------------------------------------
PHILIPPINES--1.3%
                                              Bank of the Philippine Islands
                                                (COMMERCIAL BANK)                                36,000            95
                                              International Container Terminal Services,
                                                Inc.
                                                (CONTAINERIZED CARGO HANDLING FIRM)           1,494,700           124
                                              Metropolitan Bank and Trust Company
                                                (COMMERCIAL BANK)                                12,430            89
                                              ---------------------------------------------------------------------------
                                                                                                                  308
-------------------------------------------------------------------------------------------------------------------------
SINGAPORE--7.9%
                                              Allgreen Properties Ltd.*
                                                (REAL ESTATE DEVELOPMENT)                       118,000           110
                                              Chartered Semiconductor (ADR)*
                                                (PROVIDER OF WAFER FABRICATION SERVICES
                                                TO SEMICONDUCTOR SUPPLIERS)                       2,200           117
                                              City Developments Ltd.
                                                (REAL ESTATE DEVELOPER)                          27,000           153
                                              DBS Group Holdings Ltd.
                                                (PROVIDER OF BANKING AND
                                                FINANCING SERVICES)                              44,978           583
                                              JIT Holdings Ltd.
                                                (MANUFACTURER AND DISTRIBUTOR OF
                                                ELECTRONIC PRODUCTS)                            145,000           328


    The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

-------------------------------------------------------------------------------------------------------------------------
                                                                                           NUMBER OF SHARES    VALUE
-------------------------------------------------------------------------------------------------------------------------
                                              Keppel Land Ltd.
                                                (PROPERTY INVESTMENT AND DEVELOPMENT)            79,000       $   128
                                              NatSteel Electronics Ltd.
                                                (MANUFACTURER OF TELECOMMUNICATION AND
                                                NETWORK PRODUCTS)                                29,000           120
                                              Oversea-Chinese Banking Corp., Ltd.
                                                (BANK)                                           36,750           276
                                              ---------------------------------------------------------------------------
                                                                                                                1,815
-------------------------------------------------------------------------------------------------------------------------
TAIWAN--24.4%
                                              ASE Test Ltd.*
                                                (PROVIDER OF TESTING SERVICES TO
                                                SEMICONDUCTOR MANUFACTURERS)                      3,700            82
                                              Acer Peripherals, Inc.
                                                (DEVELOPER AND DISTRIBUTOR OF COMPUTER
                                                PERIPHERAL PRODUCTS)                             81,254           257
                                              Asustek Computer Inc.
                                                (MANUFACTURER OF COMPUTER PRODUCTS)              38,022           401
                                              Bank Sinopac
                                                (BANK)                                          343,366           199
                                              China Motor Company Ltd.
                                                (MANUFACTURER OF TRUCKS AND AUTOMOBILES)            682             1
                                              China Petrochemical Development Corp.
                                                (MANUFACTURER OF PETROCHEMICAL PRODUCTS)        325,600           150
                                              China Steel Corp.
                                                (MANUFACTURER AND MARKETER OF STEEL
                                                PRODUCTS)                                       302,000           215
                                              Chinatrust Commercial Bank
                                                (BANK)                                          180,800           171
                                              Compal Electronics Inc.
                                                (MANUFACTURER AND MARKETER OF COMPUTERS
                                                AND MONITORS)                                    81,991           261
                                              Compal Electronics, Inc.*
                                                (RIGHTS)                                            819             1
                                              Compeq Manufacturing Co., Ltd.
                                                (MANUFACTURER OF MULTI-LAYER AND
                                                DOUBLE-SIDED PRINTED CIRCUIT BOARDS)             42,000           207
                                              Delta Electronic Industrial Co.
                                                (MANUFACTURER OF POWER SUPPLY AND VIDEO
                                                DISPLAY EQUIPMENT)                               26,000           104
                                              Far Eastern Textile Ltd.
                                                (MANUFACTURER OF NATURAL AND SYNTHETIC
                                                TEXTILE PRODUCTS)                               325,280           560
                                              Formosa Plastics Corp.
                                                (MANUFACTURER OF PLASTICS MATERIALS)            116,370           217
                                              Hon Hai Precision Industry Co., Ltd.
                                                (MANUFACTURER OF ELECTRONIC PRODUCTS)            49,400           352
                                              President Chain Store Corp.
                                                (OPERATOR OF SEVEN-ELEVEN
                                                CONVENIENCE STORES)                             146,000           408
                                              Siliconware Corp.
                                                (TESTING AND PACKAGING OF
                                                INTEGRATED CIRCUITS)                            196,093           237
                                              Siliconware Precision Industries Co.
                                                (MANUFACTURER OF PACKAGING FOR INTEGRATED
                                                CIRCUITS)                                        71,340           142
                                              Taiwan Semiconductor Manufacturing Co.
                                                (MANUFACTURER OF INTEGRATED CIRCUITS)           130,380           611


    The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

-------------------------------------------------------------------------------------------------------------------------
                                                                                           NUMBER OF SHARES    VALUE
-------------------------------------------------------------------------------------------------------------------------
                                              United Microelectronics Corp., Ltd.
                                                (MANUFACTURER OF INTEGRATED CIRCUITS)           239,000       $   672
                                              Yageo Corp.
                                                (MANUFACTURER OF RESISTORS AND RELATED
                                                EQUIPMENT)                                      234,000           223
                                              Yang Ming Marine Transport
                                                (MARINE TRANSPORTATION)                         285,000           150
                                              ---------------------------------------------------------------------------
                                                                                                                5,621
-------------------------------------------------------------------------------------------------------------------------
THAILAND--.6%
                                              BEC World Public Co., Ltd.(b)
                                                (ENTERTAINMENT AND TELEVISION
                                                BROADCASTING COMPANY)                            21,200           129
                                              ---------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
UNITED KINGDOM--3.0%
                                              HSBC Holdings plc*
                                                (INTERNATIONAL BANKING AND FINANCIAL
                                                SERVICES COMPANY)                                24,400           322
                                              Standard Chartered plc
                                                (INTERNATIONAL BANKING GROUP)                    27,026           369
                                              ---------------------------------------------------------------------------
                                                                                                                  691
                                              ---------------------------------------------------------------------------
                                              TOTAL INVESTMENT PORTFOLIO--100%
                                              (Cost $17,000)(a)                                               $23,056
                                              ---------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTES TO PORTFOLIO
--------------------------------------------------------------------------------
*  Non-income producing security.

(a) The cost for federal income tax purposes was $17,072. At November 30, 1999, net unrealized appreciation for all securities based on tax cost was $5,984. This consisted of aggregated gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $6,439 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $455.

(b) Securities valued in good faith by the Valuation Committee of the Board of Trustees in the absence of readily ascertainable market values. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for these securities existed, and the difference could be material. The cost of these securities at November 30, 1999 aggregated $1,905. These securities may also have certain restrictions as to resale.




    The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

At November 30, 1999, the fund's portfolio of investments had the following industry diversification:

                                                                 VALUE            %
--------------------------------------------------------------------------------------
Technology                                                      $ 6,797          29.5%
--------------------------------------------------------------------------------------
Financial                                                         6,459          28.0%
--------------------------------------------------------------------------------------
Manufacturing                                                     2,538          11.0%
--------------------------------------------------------------------------------------
Communications                                                    2,118           9.2%
--------------------------------------------------------------------------------------
Staples                                                           1,197           5.2%
--------------------------------------------------------------------------------------
Consumer discretionary                                            1,134           4.9%
--------------------------------------------------------------------------------------
Metals & minerals                                                   764           3.3%
--------------------------------------------------------------------------------------
Health                                                              495           2.1%
--------------------------------------------------------------------------------------
Service                                                             406           1.8%
--------------------------------------------------------------------------------------
Energy                                                              393           1.7%
--------------------------------------------------------------------------------------
Media                                                               331           1.4%
--------------------------------------------------------------------------------------
Transportation                                                      223           1.0%
--------------------------------------------------------------------------------------
Construction                                                        110           0.5%
--------------------------------------------------------------------------------------
Durables                                                             91           0.4%
--------------------------------------------------------------------------------------
TOTAL INVESTMENTS                                               $23,056         100.0%
--------------------------------------------------------------------------------------



    The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
AS OF NOVEMBER 30, 1999
(IN THOUSANDS)

-----------------------------------------------------------------------
 ASSETS
-----------------------------------------------------------------------
Investments in securities, at value (Cost $17,000)              $23,056
-----------------------------------------------------------------------
Foreign currency, at value (Cost $110)                              111
-----------------------------------------------------------------------
Receivable for investments sold                                     178
-----------------------------------------------------------------------
Dividends receivable                                                  6
-----------------------------------------------------------------------
Receivable for Fund shares sold                                     265
-----------------------------------------------------------------------
Due from Advisor                                                     50
-----------------------------------------------------------------------
TOTAL ASSETS                                                     23,666
-----------------------------------------------------------------------

-----------------------------------------------------------------------
 LIABILITIES
-----------------------------------------------------------------------
Due to custodian bank                                               388
-----------------------------------------------------------------------
Payable for investments purchased                                   265
-----------------------------------------------------------------------
Payable for Fund shares redeemed                                    238
-----------------------------------------------------------------------
Other accrued expenses and payables                                 234
-----------------------------------------------------------------------
Total liabilities                                                 1,125
-----------------------------------------------------------------------
NET ASSETS, AT VALUE                                            $22,541
-----------------------------------------------------------------------
 NET ASSETS
-----------------------------------------------------------------------
Net assets consist of:
Undistributed net investment income (loss)                      $   (17)
-----------------------------------------------------------------------
Net unrealized appreciation (depreciation) on investment
  securities                                                      6,056
-----------------------------------------------------------------------
Accumulated net realized gain (loss)                             (3,503)
-----------------------------------------------------------------------
Paid-in capital                                                  20,005
-----------------------------------------------------------------------
NET ASSETS, AT VALUE                                            $22,541
-----------------------------------------------------------------------
 NET ASSET VALUE AND OFFERING PRICE
-----------------------------------------------------------------------
CLASS A SHARES
  Net asset value and redemption price per share
  ($12,685 / 1,576 outstanding shares of beneficial
  interest, $.01 par value, unlimited number of shares
  authorized)                                                     $8.05
-----------------------------------------------------------------------
  Maximum offering price per share
  (100/94.25 of $8.05)                                            $8.54
-----------------------------------------------------------------------
CLASS B SHARES
  Net asset value and redemption price
  (subject to contingent deferred sales charge) per share
  ($8,674 / 1,097 outstanding shares of beneficial
  interest, $.01 par value, unlimited number of shares
  authorized)                                                     $7.91
-----------------------------------------------------------------------
CLASS C SHARES
  Net asset value and redemption price
  (subject to contingent deferred sales charge) per share
  ($1,182 / 151 outstanding shares of beneficial interest,
  $.01 par value, unlimited number of shares authorized)          $7.83
-----------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

YEAR ENDED NOVEMBER 30, 1999
(IN THOUSANDS)

----------------------------------------------------------------------
INVESTMENT INCOME
----------------------------------------------------------------------
Dividends (net of foreign taxes withheld of $17)                $  154
----------------------------------------------------------------------
Interest                                                            49
----------------------------------------------------------------------
Total income                                                       203
----------------------------------------------------------------------
Expenses:
Management fee                                                     109
----------------------------------------------------------------------
Services to shareholders                                            96
----------------------------------------------------------------------
Custodian fees                                                      62
----------------------------------------------------------------------
Distribution services fee                                           42
----------------------------------------------------------------------
Administrative services fee                                         32
----------------------------------------------------------------------
Auditing                                                            47
----------------------------------------------------------------------
Legal                                                                8
----------------------------------------------------------------------
Trustees' fees and expenses                                         10
----------------------------------------------------------------------
Reports to shareholders                                             69
----------------------------------------------------------------------
Other                                                               12
----------------------------------------------------------------------
Total expenses, before expense reductions                          487
----------------------------------------------------------------------
Expense reductions                                                (247)
----------------------------------------------------------------------
Total expenses, after expense reductions                           240
----------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                       (37)
----------------------------------------------------------------------

----------------------------------------------------------------------
 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
----------------------------------------------------------------------
Net realized gain (loss) from:
Investments                                                        949
----------------------------------------------------------------------
Foreign currency related transactions                              (36)
----------------------------------------------------------------------
Net unrealized appreciation (depreciation) during the period
  on investments                                                 5,384
----------------------------------------------------------------------
Net gain (loss) on investments transactions                      6,297
----------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS                                                    $6,260
----------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

                                                                 YEAR ENDED NOVEMBER 30,
                                                                --------------------------
                                                                 1999               1998
------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
------------------------------------------------------------------------------------------
Operations:
Net investment income (loss)                                    $   (37)               112
------------------------------------------------------------------------------------------
Net realized gain (loss)                                            913             (3,409)
------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on investment
  transactions during the period                                  5,384              2,073
------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
  operations                                                      6,260             (1,224)
------------------------------------------------------------------------------------------
Distributions to shareholders:
From net investment income
  Class A                                                            --                (42)
------------------------------------------------------------------------------------------
  Class B                                                            --                 (6)
------------------------------------------------------------------------------------------
  Class C                                                            --                 (1)
------------------------------------------------------------------------------------------
Fund share transactions:
Proceeds from shares sold                                       103,948             21,923
------------------------------------------------------------------------------------------
Reinvestment of distributions                                        --                 42
------------------------------------------------------------------------------------------
Cost of shares redeemed                                         (95,083)           (19,674)
------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund shares sold       8,865              2,291
------------------------------------------------------------------------------------------
Increase (decrease) in net assets                                15,125              1,018
------------------------------------------------------------------------------------------
Net assets at beginning of period                                 7,416              6,398
------------------------------------------------------------------------------------------
NET ASSETS AT END OF PERIOD (including undistributed net
investment income (loss) of $(17) and $108, respectively)       $22,541              7,416
------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS

THE FOLLOWING TABLES INCLUDE SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD AND OTHER PERFORMANCE INFORMATION DERIVED FROM THE FINANCIAL STATEMENTS.

                                                             ---------------------------------------------------------------
                                                                                         CLASS A
                                                             ---------------------------------------------------------------
                                                                                                         FOR THE PERIOD FROM
                                                                                                         OCTOBER 21, 1996
                                                                    YEAR ENDED NOVEMBER 30,              (COMMENCEMENT OF
                                                             -------------------------------------       OPERATIONS) TO
                                                              1999            1998           1997        NOVEMBER 30, 1996
----------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $  5.41           6.65          10.04                9.50
----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                                    (.01)(a)        .11            .08                  --
----------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
investment transactions                                         2.65          (1.27)         (3.47)                .54
----------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                2.64          (1.16)         (3.39)                .54
----------------------------------------------------------------------------------------------------------------------------
Less distributions from net investment income                     --           (.08)            --                  --
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $  8.05           5.41           6.65               10.04
----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%) (C)                                           48.80(B)      (17.66)(B)     (33.76)(B)            5.68**

----------------------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------------
Net assets at end of period ($ thousands)                     12,685          4,047          3,549                 827
----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                 3.35           2.65           2.62                1.46*
----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                  1.76           1.80           1.60                1.46*
----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                       (.17)          2.05            .97                 .74*
----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                       80            131            155                  74*
----------------------------------------------------------------------------------------------------------------------------

                                                             ---------------------------------------------------------------
                                                                                          CLASS B
                                                             ---------------------------------------------------------------
                                                                                                         FOR THE PERIOD FROM
                                                                                                         OCTOBER 21, 1996
                                                                     YEAR ENDED NOVEMBER 30,             (COMMENCEMENT OF
                                                               ------------------------------------      OPERATIONS) TO
                                                                1999           1998           1997       NOVEMBER 30, 1996
-----------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $ 5.34           6.58          10.03                9.50
-----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                                     (.02)(a)        .06             --                  --
-----------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment
transactions                                                     2.59          (1.28)         (3.45)                .53
-----------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                 2.57          (1.22)         (3.45)                .53
-----------------------------------------------------------------------------------------------------------------------------
Less distributions from net investment income                      --           (.02)            --                  --
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                 $ 7.91           5.34           6.58               10.03
-----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%) (C)                                            48.13(B)      (18.65)(B)     (34.40)(B)            5.58**

-----------------------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------
Net assets at end of period ($ thousands)                       8,674          3,035          2,545                 941
-----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                  4.25           4.29           3.51                2.34*
-----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                   1.91           2.78           2.57                2.34*
-----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                        (.32)          1.07             --                (.14)*
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                        80            131            155                  74*
-----------------------------------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                  ----------------------------------------------------------------
                                                                             CLASS C
                                                  ----------------------------------------------------------------
                                                                                               FOR THE PERIOD FROM
                                                                                               OCTOBER 21, 1996
                                                           YEAR ENDED NOVEMBER 30,             (COMMENCEMENT OF
                                                  ------------------------------------------   OPERATIONS) TO
                                                    1999           1998           1997         NOVEMBER 30, 1996
------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                 $5.35            6.60          10.03             9.50
------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                          (.08)(a)         .05             --               --
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
  investment transactions                             2.56           (1.28)         (3.43)             .53
------------------------------------------------------------------------------------------------------------------
Total from investment operations                      2.48           (1.23)         (3.43)             .53
------------------------------------------------------------------------------------------------------------------
Less distributions from net investment
income                                                  --            (.02)            --               --
------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $7.83            5.35           6.60            10.03
------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%) (C)                                 46.36(B)       (18.72) (B)    (34.20) (B)        5.58**

------------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------
Net assets at end of period ($ thousands)            1,182             334            304              180
------------------------------------------------------------------------------------------------------------------
Ratio of expenses, before expense reductions
(%)                                                   5.17            4.56           3.55             2.34*
------------------------------------------------------------------------------------------------------------------
Ratio of expenses, after expense reductions
(%)                                                   2.81            2.71           2.54             2.34*
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)            (1.22)           1.14            .03             (.14)*
------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                             80             131            155               74*
------------------------------------------------------------------------------------------------------------------

(a) Based on monthly average shares outstanding during the period.

(b) Total return would have been lower had certain expenses not been reduced.

(c) Total return does not reflect the effect of sales charges.

  * Annualized.

 ** Not annualized.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

1    SIGNIFICANT
     ACCOUNTING POLICIES     Kemper Asian Growth Fund (the "Fund") is registered
                             under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified management investment company organized as a Massachusetts business trust.

                             The Fund offers multiple classes of shares. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class.

                             Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class such as distribution services, shareholder services, administrative services and certain other class specific expenses. Differences in class expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class specific arrangements.

                             The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

                             SECURITY VALUATION. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange. Securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price, or if no sale occurred, at the calculated mean between the most recent bid and asked quotations on such market. If there are no such bid and asked quotations, the most recent bid quotation shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

                             FOREIGN CURRENCY TRANSLATIONS. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities,

NOTES TO FINANCIAL STATEMENTS

                             income and expenses are translated into U.S.
                             dollars at the prevailing exchange rates on the respective dates of the transactions.

                             Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

                             FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required. At November 30, 1999, the Fund had a net tax basis capital loss carryforward of approximately $3,448,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until November 30, 2005 ($61,000) and November 30, 2006
                             ($3,387,000), the respective expiration dates, whichever occurs first.

                             DISTRIBUTION OF INCOME AND GAINS. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

                             The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. As a result, net investment income
                             (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the fund.

                             INVESTMENT TRANSACTIONS AND INVESTMENT
                             INCOME. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

                             All discounts are accreted for both tax and financial reporting purposes.

--------------------------------------------------------------------------------


2    PURCHASES AND
     SALES OF SECURITIES     For the year ended November 30, 1999, investment
                             transactions (excluding short-term investments) are as follows (in thousands):

                             Purchases                                   $19,483

                             Proceeds from sales                           9,345

--------------------------------------------------------------------------------


3    TRANSACTIONS
     WITH AFFILIATES         MANAGEMENT AGREEMENT. The Fund has a management
                             agreement with Scudder Kemper Investments, Inc.
                             (Scudder Kemper) and pays a monthly investment management fee of 1/12 of the annual rate of .85% of the first $250 million of

NOTES TO FINANCIAL STATEMENTS

                             average daily net assets declining to .72% of average daily net assets in excess of $12.5 billion. However, the Fund incurred no management fees for the year ended November 30, 1999, after a fee waiver of $109,000 by Scudder Kemper, which is equivalent to an annual effective rate of .85% of the Fund's average daily net assets.

                             In addition, Scudder Kemper has temporarily agreed to absorb certain operating expenses of the fund. Under these arrangements, Scudder Kemper waived and absorbed expenses of $124,000 for the year ended November 30, 1999.

                             UNDERWRITING AND DISTRIBUTION SERVICES
                             AGREEMENT. The Fund has an underwriting and distribution services agreement with Kemper Distributors, Inc. (KDI). Underwriting commissions paid in connection with the distribution of Class A shares for the year ended November 30, 1999 are $6,000.

                             For services under the distribution services agreement the fund pays KDI a fee of .75% of average daily net assets of the Class B and Class C shares pursuant to separate Rule 12b-1 plans for the Class B and Class C shares. Pursuant to the agreement, KDI enters into related selling group agreements with various firms at various rates for sales of Class B and Class C shares. In addition, KDI receives any contingent deferred sales charges
                             (CDSC) from redemptions of Class B and Class C shares. Distribution fees (after an expense waiver of $42,000) and CDSC received by KDI for the year ended November 30, 1999 are $14,000.

                             ADMINISTRATIVE SERVICES AGREEMENT. The Fund has an administrative services agreement with KDI. For providing information and administrative services to Class A, Class B and Class C shareholders, the Fund pays KDI a fee at an annual rate of up to .25% of average daily net assets of each class. KDI in turn has various agreements with financial services firms that provide these services and pays these firms based on assets of fund accounts the firms service. The Fund incurred no administrative services fees (ASF) for the year ended November 30, 1999, after an expense waiver of $32,000 by Scudder Kemper.

                             SHAREHOLDER SERVICES AGREEMENT. Pursuant to a services agreement with the Fund's transfer agent, Kemper Service Company (KSvC) is the shareholder services agent of the Fund. Under the agreement, KSvC received shareholder services fees of $71,000 for the year ended November 30, 1999 of which $20,000 is unpaid.

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the Fund are also officers or directors of Scudder Kemper. For the year ended November 30, 1999, the Fund made no payments to its officers and incurred fees of $10,000 to its independent trustees.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

4    CAPITAL SHARE
     TRANSACTIONS            The following table summarizes the activity in
                             capital shares of the Fund (in thousands):

                                                                   YEAR ENDED NOVEMBER 30,
                                                         --------------------------------------------
                                                                1999                      1998
                                                         ------------------         -----------------
                                                         SHARES     AMOUNT          SHARES    AMOUNT
                             ------------------------------------------------------------------------
                             ------------------------------------------------------------------------
                              SHARES SOLD
                             ------------------------------------------------------------------------
                             Class A                      11,077   $ 67,206          2,297     12,245
                             ------------------------------------------------------------------------
                             Class B                       4,477   $ 26,454          1,653      8,787
                             ------------------------------------------------------------------------
                             Class C                       1,533   $ 10,105            155        788
                             ------------------------------------------------------------------------
                             ------------------------------------------------------------------------
                              SHARES ISSUED TO REINVESTMENT OF DIVIDENDS
                             ------------------------------------------------------------------------
                             Class A                          --         --              6         36
                             ------------------------------------------------------------------------
                             Class B                          --         --              1          6
                             ------------------------------------------------------------------------
                             ------------------------------------------------------------------------
                              SHARES REDEEMED
                             ------------------------------------------------------------------------
                             Class A                     (10,278)   (62,296)        (2,104)   (11,163)
                             ------------------------------------------------------------------------
                             Class B                      (3,919)   (22,943)        (1,456)    (7,686)
                             ------------------------------------------------------------------------
                             Class C                      (1,444)    (9,661)          (139)      (722)
                             ------------------------------------------------------------------------
                             ------------------------------------------------------------------------
                              CONVERSION OF SHARES
                             ------------------------------------------------------------------------
                             Class A                          29        183             16        103
                             ------------------------------------------------------------------------
                             Class B                         (30)      (183)           (16)      (103)
                             ------------------------------------------------------------------------
                             NET INCREASE FROM CAPITAL
                             SHARE TRANSACTIONS                    $  8,865                  $  2,291
                             ------------------------------------------------------------------------

--------------------------------------------------------------------------------

5    EXPENSE OFF-SET
     ARRANGEMENTS            The Fund has entered into arrangements with its
                             custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses. During the period, the Fund's custodian fees were reduced by $14,000 under these arrangements.

--------------------------------------------------------------------------------

6    LINE OF CREDIT          The Fund and several Kemper funds (the
                             "Participants") share in a $750 million revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated pro rata among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 25 percent of its net assets under the agreement.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

7    INVESTING IN
     EMERGING MARKETS        Investing in emerging markets may involve special
                             risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and future adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, delayed settlements, and their prices more volatile than those of comparable securities in the United States.

REPORT OF INDEPENDENT AUDITORS

THE BOARD OF TRUSTEES AND SHAREHOLDERS
KEMPER ASIAN GROWTH FUND

  We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Kemper Asian Growth Fund as of November 30, 1999, and the related statements of operations for the year then ended and the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the fiscal periods since 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of November 30, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Kemper Asian Growth Fund at November 30, 1999, the results of its operations, the changes in its net assets and the financial highlights for the periods referred to above in conformity with accounting principles generally accepted in the United States.

                                                               ERNST & YOUNG LLP

                                          Chicago, Illinois
                                          January 18, 2000

TAX INFORMATION

--------------------------------------------------------------------------------
Tax Information
--------------------------------------------------------------------------------

Please consult a tax adviser if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-621-1048.

NOTES

TRUSTEES&OFFICERS

TRUSTEES                          OFFICERS

JOHN W. BALLANTINE                MARK S. CASADY                    LINDA J. WONDRACK
Trustee                           President                         Vice President

LEWIS A. BURNHAM                  PHILIP J. COLLORA                 MAUREEN E. KANE
Trustee                           Vice President and                Assistant Secretary
                                  Secretary
LINDA C. COUGHLIN                                                   CAROLINE PEARSON
Trustee                           THERESA GUSMAN                    Assistant Secretary
                                  Vice President
DONALD L. DUNAWAY                                                   BRENDA LYONS
Trustee                           JOHN R. HEBBLE                    Assistant Treasurer
                                  Treasurer
ROBERT B. HOFFMAN
Trustee                           THOMAS W. LITTAUER
                                  Vice President
DONALD R. JONES
Trustee                           ANN M. MCCREARY
                                  Vice President
THOMAS W. LITTAUER
Trustee                           KATHRYN L. QUIRK
                                  Vice President
SHIRLEY D. PETERSON
Trustee                           TIEN YU SIEH
                                  Vice President
WILLIAM P. SOMMERS
Trustee                           WILLIAM F. TRUSCOTT
                                  Vice President

 ................................................................................
LEGAL COUNSEL                         VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                                      222 North LaSalle Street
                                      Chicago, IL 60601
 ...............................................................................
SHAREHOLDER                           KEMPER SERVICE COMPANY
SERVICE AGENT                         P.O. Box 219557
                                      Kansas City, MO 64121
 ...............................................................................
TRANSFER AGENT                        INVESTORS FIDUCIARY TRUST COMPANY
                                      801 Pennsylvania Avenue
                                      Kansas City, MO 64105
 ...............................................................................
CUSTODIAN                             THE CHASE MANHATTAN BANK
                                      Chase Metro Center
                                      Brooklyn, NY 11245
 ...............................................................................
INDEPENDENT AUDITORS                  ERNST & YOUNG, LLP
                                      233 South Wacker Drive
                                      Chicago, IL 60606
 ...............................................................................
PRINCIPAL UNDERWRITER                 KEMPER DISTRIBUTORS, INC.
                                      222 South Riverside Plaza
                                      Chicago, IL 60606
                                      www.kemper.com


[KEMPER FUNDS LOGO]
Long-term investing in a short-term world(SM)

Printed on recycled paper in the U.S.A.
This report is not to be distributed
unless preceded or accompanied by a
Kemper Asian Growth Fund prospectus.
KAGF - 2 (01/25/00)  1099510